UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Acadia Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50768	06-1376651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 558-2871

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 7, 2022, the stockholders of Acadia Pharmaceuticals Inc. (the “Company”) approved an amendment to the Company’s 2010 Equity Incentive Plan, as amended (the “Plan”), to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 6,000,000 shares.

The foregoing description of the Plan does not purport to be complete, and is qualified in its entirety by the full text of the Plan, as well as the description of the Plan included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2022 (the “proxy statement”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2022 Annual Meeting of Stockholders on June 7, 2022 (the “2022 Annual Meeting”).

(b)

The election of three nominees to serve as Class III directors on the Company’s Board of Directors until the Company’s 2025 Annual Meeting of Stockholders was carried out at the 2022 Annual Meeting. The following three Class III directors were elected by the votes indicated:

	For	Withheld	Broker Non- Votes
Laura A. Brege	89,395,645	41,330,621	11,297,362
Stephen R. Davis	127,052,327	3,673,939	11,297,362
Elizabeth A. Garofalo	117,409,631	13,316,635	11,297,362

In addition to the election of three Class III directors, the following matters were submitted to a vote of the stockholders at the 2022 Annual Meeting:

(i)

the approval of an amendment to the Plan, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the Plan by 6,000,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
135,242,095	6,588,710	192,823	0

(ii)	the approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the proxy statement, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
127,204,012	3,387,622	134,632	11,297,362

(iii)	the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the following vote:

For	Against	Abstain
141,456,204	298,274	269,150

Each of the foregoing voting results from the 2022 Annual Meeting is final.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2022	Acadia Pharmaceuticals Inc.

	By:	/s/ Austin D. Kim
	Name:	Austin D. Kim
	Title:	Executive Vice President, General Counsel & Secretary